VAN KAMPEN FOCUS PORTFOLIOS, SERIES 115

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the prospectus, the secondary market sales charge for The Dow 30sm Index Trust, Series 5 and The Dow 30 sm Index & Treasury Trust, Series 7 will reduce by .3% on each October 6, beginning October 6, 1999, to a minimum sales charge of 1.50%.

Dated: November 23, 1998